Exhibit 10.1

FIRST AMENDMENT TO CONFIDENTIAL LICENSE AGREEMENT FOR NINTENDO GAMECUBE

THIS FIRST AMENDMENT (“First Amendment”) amends that certain Confidential License Agreement for Nintendo GameCube dated April 5, 2002 between Nintendo of America Inc. (“Nintendo”) and THQ Inc. (“Licensee”) (“Agreement”).

RECITALS

WHEREAS, Nintendo and Licensee entered into the Agreement;

WHEREAS, the Agreement currently expires on April 5, 2005, and the parties now desire to extend the Term of the Agreement as set forth below.

AMENDMENT

NOW, THEREFORE, the parties agree as follows:

1.                                       The Term of the Agreement is hereby extended for an additional three (3) years.  The Term of the Agreement shall now expire on April 5, 2008.

2.                                       All other terms and conditions of the Agreement shall remain in full force and effect.  This First Amendment may be signed in counterparts, which together shall constitute one original First Amendment.

Signatures provided by facsimile shall be the equivalent of originals.

This First Amendment shall be effective as of April 5, 2005.

IN WITNESS WHEREOF, the parties have entered into this First Amendment.

NINTENDO:	LICENSEE:

Nintendo of America Inc.	THQ Inc.

By:	By:

Name: James R. Cannataro	Name:

Its: EVP; Administration	Its: